Exhibit 99.1

Patriot National Bancorp Announces Completion

of $12 Million Senior Debt Offering

STAMFORD, Conn., Dec. 21, 2022 (GLOBE NEWSWIRE) -- Patriot National Bancorp, Inc. (“Patriot,” “Bancorp” or the “Company”) (NASDAQ: PNBK), the parent company of Patriot Bank, National Association (the “Bank”), today announced the issuance and sale (the “Offering”) of $12 million in aggregate principal amount of 8.50% Fixed-Rate Senior Notes due 2026 (the “Notes”). The Company used the proceeds from the Offering to repay in full its 7.50% Senior Notes, which were due on December 31, 2022.

The Notes bear interest at a fixed annual rate of 8.50%, payable semi-annually in arrears on January 15 and July 15 of each year, beginning July 15, 2023. The Notes’ maturity date is January 15, 2026. The Company is entitled to redeem the Notes, in whole or in part, on or after January 15, 2025, and to redeem the Notes at any time in whole upon certain other events, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus any accrued and unpaid interest to, but excluding, the redemption date.

Michael Carrazza, Chairman of Patriot, said, “The refinancing of Patriot’s senior notes sets a new maturity for Patriot’s senior notes, providing sufficient time for our team to execute on a number of strategic objectives that are underway. We are pleased by the support of existing and new lenders that have participated in this offering.”

Keefe, Bruyette & Woods, A Stifel Company and PNC FIG Advisory, part of PNC Capital Markets LLC, acted as joint placement agents for the offering of the Notes. Squire Patton Boggs (US) LLP served as legal counsel to the placement agents, and Blank Rome LLP served as legal counsel to the Company.

This press release is for informational purposes only and shall not constitute an offer to sell, or the solicitation of an offer to buy, any security, nor shall there be any offer, solicitation, or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The indebtedness evidenced by the Notes is not a deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency or fund.

About the Company:

Founded in 1994, and now celebrating its 28th year, Patriot is the parent holding company of the Bank, a nationally chartered bank headquartered in Stamford, CT. The Bank is headquartered in Stamford and operates 9 branch locations: in Scarsdale, NY; and Darien, Fairfield, Greenwich, Milford, Norwalk, Orange, Stamford, Westport, CT with Express Banking locations at Bridgeport/ Housatonic Community College, downtown New Haven and Trumbull at Westfield Mall. The Bank also maintains SBA lending offices in Stamford, Connecticut, Florida, Georgia, Mississippi, along with a Rhode Island operations center.

Patriot’s mission is to serve its local community and nationwide customer base by providing a growing array of banking solutions to meet the needs of individuals and small businesses owners. Patriot places great value in the integrity of its people and how it conducts business. The emphasis on building strong client relationships and community involvement are cornerstones of Patriot’s philosophy as it seeks to maximize shareholder value.

Cautionary Statement About Forward-Looking Statements:

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding business plans and future performance of Patriot. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Patriot’s current expectations and assumptions regarding Patriot’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Patriot’s future financial results and performance and could cause the actual results, performance or achievements of Patriot to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others: (1) changes in prevailing interest rates which would affect the interest earned on the Company’s interest earning assets and the interest paid on its interest bearing liabilities; (2) the timing of re-pricing of the Company’s interest earning assets and interest bearing liabilities; (3) the effect of changes in governmental monetary policy; (4) the effect of changes in regulations applicable to the Company and the Bank and the conduct of its business; (5) changes in competition among financial service companies, including possible further encroachment of non-banks on services traditionally provided by banks; (6) the ability of competitors that are larger than the Company to provide products and services which it is impracticable for the Company to provide; (7) the state of the economy and real estate values in the Company’s market areas, and the consequent effect on the quality of the Company’s loans; (8) demand for loans and deposits in the Company’s market area; (9) recent governmental initiatives that are expected to have a profound effect on the financial services industry and could dramatically change the competitive environment of the Company; (10) other legislative or regulatory changes, including those related to residential mortgages, changes in accounting standards, and Federal Deposit Insurance Corporation (“FDIC”) premiums that may adversely affect the Company; (11) the application of generally accepted accounting principles, consistently applied; (12) the fact that one period of reported results may not be indicative of future periods; (13) the state of the economy in the greater New York metropolitan area and its particular effect on the Company's customers, vendors and communities; (14) political, social, legal and economic instability, civil unrest, war, catastrophic events, acts of terrorism; (15) widespread outbreaks of infectious diseases, including the ongoing novel coronavirus (COVID-19) outbreak; (16) changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (17) the Company’s ability to access cost-effective funding; (18) the Company’s ability to implement and change its business strategies; (19) changes in the quality or composition of the Company’s loan or investment portfolios; (20) technological changes that may be more difficult or expensive than expected; (21) the Company’s ability to manage market risk, credit risk and operational risk in the current economic environment; (22) the Company’s ability to enter new markets successfully and capitalize on growth opportunities; (23) changes in consumer spending, borrowing and savings habits; (24) the Company’s ability to retain key employees; (25) the Company’s compensation expense associated with equity allocated or awarded to its employees; and (26) other such factors, including risk factors, as may be described in the Company’s other filings with the Securities and Exchange Commission (“SEC”).

Except to the extent required by applicable law or regulation, Patriot disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding Patriot which could affect the forward-looking statements contained herein can be found in Patriot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC.

Contacts:
Patriot Bank, N.A.	Joseph Perillo	Robert Russell
900 Bedford Street	Chief Financial Officer	President & CEO
Stamford, CT 06901	203-252-5954	203-252-5939
www.BankPatriot.com